EXHIBIT 4.1

                             INCORPORATED UNDER THE
                          LAWS OF THE STATE OF DELAWARE


          NUMBER                                                 SHARES
     ______________               LIFECELL (R)               ______________
     |            |                                          |            |
     |            |                                          |            |
     |____________|                                          |____________|

THIS CERTIFICATE IS TRANSFERABLE IN                    CUSIP 531927-50-7
NEW YORK, NEW YORK, CLEVELAND, OHIO          SEE REVERSE FOR CERTAIN DEFINITIONS
      OR HOUSTON, TEXAS

                              LIFECELL CORPORATION

                            SERIES B PREFERRED STOCK

--------------------------------------------------------------------------------
THIS CERTIFIES THAT

                                    SPECIMEN

is the owner of
--------------------------------------------------------------------------------

                FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES B
                 PREFFERED STOCK, PAR VALUE $.001 PER SHARE, OF

 LifeCell Corporate transferable on the books of the Corporation by the holder hereof in person or by duly authorized authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.

Dated:                           [LIFECELL CORPORATION]    Countersigned and Registered:
                                 [   CORPORATE SEAL   ]              KEYCORP SHAREHOLDER SERVICES, INC.
            SPECIMEN                                                            Transfer Agent and Registrar

PAUL M. FRISON     JUDITH H. COLYN                             By                 SPECIMEN
  President      Assistant Secretary                                       Authorized Signature

--------------------------------------------------------------------------------

                              LIFECELL CORPORATION

      THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD OR OTHERWISE TRANSFERED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT AN OPINION OF LEGAL COUNSEL FOR THE HOLDER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE THE CORPORATION.

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE CERTAIN TRANFER AND VOTING REGISTRATIONS PURSUANT TO A SECURITIES PURCHASE AGREEMENT AND A VOTING AGREEMENT AMONG THE CORPORATION AND CERTAIN OF THE CORPORATION'S STOCKHOLDERS. COPIES OF SUCH SECURITIES PURCHASE AGREEMENT AND SUCH VOTING AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE CORPORATION TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

      THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVES, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORTATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE CORPORATION AT ITS PRICIPAL PLACE OF BUSINESS OR TO THE TRANSFER AGENT.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --as tenants in common                 UNIF GIFT MIN ACT--________Custodian_________
TEN ENT  --as tenants by the entireties                             (CUST)           (MINOR)
JT TEN   --as joint tenants with right of                     under Uniform Gifts to Minors Act
           survivorship and not as tenants
           in common                                          _________________________________
                                                                            (STATE)

    Additional abbreviations may also be used though not in the above list.

For Value Recieved,____________________________________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[_____________________________________]__________________________________________________________________________________

_________________________________________________________________________________________________________________________
                   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESSS, INCLUDING ZIP OR POSTAL CODE, OF ASSIGNEE)

_________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________Shares
of the Series B Preffered Stock represented by the within certificate, and do hereby irreevocably constitute and appoint

_________________________________________________________________________________________________________________Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated,_______________________________

                                                            X__________________________________________________________
NOTICE: THE SIGNATURE(S) TO
THIS ASSIGMENT MUST CORRESPOND
WITH THE NAME(S) AS WRITTEN UPON
THE FACE OF THE CERTIFICATE IN
EVERY PARTICULAR, WITHOUT ALTERATION
OR ENLARGMENT OR ANY CHANGE WHATEVER.                       X__________________________________________________________

                                                            ALL GUARANTEES MUST BE MADE BY A FINACIAL INSTITUTION (SUCH
                                                            AS A BLANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES
                                                            TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK
                                                            STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR
                                                            THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE
                                                            DATED. GUARTANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.